Events after the reporting date	6 Months Ended
Jun. 30, 2022
Events After Reporting Period [Abstract]
Events after the reporting date	Events after the reporting date
The Company has evaluated its subsequent events through August 9, 2022, the date the financial statements were available to be issued, and has concluded that there are no subsequent events requiring disclosure in the financial statements, other than those described below.

During July 2022, the Company entered into exclusive license agreement with Sobi for the development and commercialization of ZYNLONTA for all hematologic and solid tumor indications outside of the U.S., greater China, Singapore and Japan. Under the terms of the agreement, the Company received an upfront payment of USD 55 million and is eligible to receive up to USD 382.5 million in regulatory and net sales-based milestones, including USD 50 million upon approval of a Marketing Authorisation Application by the European Commission for ZYNLONTA in third-line DLBCL. The Company will also receive royalties ranging in percentage from the mid-teens to the mid-twenties based on net sales of the product in Sobi’s licensed territories, subject to certain adjustments. Sobi will also contribute 25 percent of clinical trial costs for select global ZYNLONTA trials, up to a cap of USD 10 million per year. In addition, the Company has agreed to supply product to Sobi for its drug development and commercialization under a supply agreement which will be entered into.